ULTRA PAC, INC.
                             1996 STOCK OPTION PLAN


         1.) Purposes. The principal purposes of the Ultra Pac, Inc. (the "Company") 1996 Stock Option Plan (the "Plan") are (a) to improve individual performance by providing long-term incentives and rewards to employees and consultants of the Company, (b) to assist the Company in attracting, retaining and motivating employees and consultants with experience and ability, and (c) to associate the interests of such persons with those of the Company's shareholders.

         Options granted under this Plan are Non-Qualified Options.

         This Plan is separate from the Company's 1991 Stock Option Plan and the Company's Outside Directors' Stock Option Plan.

         2.) Definitions. For purposes of this Plan, the following terms shall have the meanings indicated below:

                  (01) "Capital Stock" - any of the Company's authorized but unissued shares of voting common stock, no par value per share.

                  (02) "Code" - the Internal Revenue Code of 1986, as amended from time to time.

                  (03) "Company" - Ultra Pac, Inc., a Minnesota corporation and any of its Subsidiaries.

                  (04) "Exchange Act" - the Securities Exchange Act of 1934, as amended.

                  (05) "Fair Market Value" - the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the Nasdaq National Market System), the reported last sales price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the Nasdaq National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither
         (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee (as defined below), which determination shall be final and binding on all parties.

                  (06) "Non-Qualified Stock Option" - an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Capital Stock of the Company.

                  (07) "Option" - the term shall refer to a Non-Qualified Stock Option.

                  (08) "Option Agreement" - a written agreement pursuant to which the Company grants an option to an Optionee and sets the terms and conditions of the option.

                  (09) "Option Date" - the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Company.

                  (10) "Option Stock" - the voting common stock of the Company, no par value per share, (subject to adjustment as described in Section
         7) reserved for options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefor by exchange, stock split or otherwise.

                  (11) "Optionee" - an officer, management level employee, other employee, and consultant of the Company to whom an option has been granted under the Plan.

                  (12) "Plan" - this 1996 Stock Option Plan, as amended hereafter from time to time.

                  (13) A "Subsidiary" - any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

          3.) Options Available Under Plan. The Company's authorized Capital Stock in an amount equal to 200,000 shares is hereby made available, and shall be reserved for issuance under this Plan. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7. Except as provided in Section 7, in no event shall the number of shares reserved be reduced below the number of shares issuable upon exercise of outstanding Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

          4.) Administration. The Plan shall be administered by a committee consisting of not less than two (2) members of the Board of Directors of the Company (the "Committee") who are "disinterested" within the meaning of and to the extent required by the General Rules and Regulations promulgated pursuant to
Section 16 of the Exchange Act (the "Section 16 Regulations"). Any such committee shall exercise those functions delegated to it by the Board of Directors. To the extent permitted by the Section 16 Regulations, the Board of Directors may serve as the Committee.

         The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised. The Committee may from time to time adopt rules and regulations for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

         5.) Eligibility for Non-Qualified Options. Non-Qualified Options may be granted only to an officer, management level employee, other employee or consultant of the Company or a subsidiary. No further restrictions are placed on the Committee in determining eligibility for granting Non-Qualified Options.

          6.) Terms and Conditions of Options. Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

                  (01) Number of Shares and Option Price. The Option Agreement shall state the total number of shares to which it pertains. The price of the Option Stock for a Non-Qualified Stock Option shall be determined by the Committee and may be less than the Fair Market Value at the Option Date. The Option price shall be subject to adjustment as provided in Section 7 hereof.

                  (02) Time and Manner of Exercise of Option. The vesting and time of exercise of each Option shall be determined from time to time by the Committee and shall be set forth in the Option Agreement with each Optionee. In no event may an Option be exercised after ten (10) years from the date on which the Option was granted.

                  (03) Termination of Employment, Except Death or Disability. In the event that an Optionee shall cease to be employed by the Company for any reason other than his or her death, disability or "for cause," such Optionee shall have the right to exercise any vested outstanding Options which were exercisable at the time of termination of employment at any time within three (3) months after the termination of the employee or until the earlier date of termination thereof under this Plan or the Option Agreement. Any vested Options not exercised within the three (3) month period shall terminate at the expiration of such period. In the event that the Optionee shall be terminated "for cause" including but not limited to: (i) willful breach of any agreement entered into with the Company; (ii) misappropriation of the Company's property, fraud, embezzlement, other acts of dishonesty against the Company; or (iii) conviction of any felony or crime involving moral turpitude, the Option shall terminate as of the date of the Optionee's termination of employment.

                  (04) Death or Disability of Optionee. If the Optionee shall die or become disabled within the definition of Section 105(d)(4) of the Code, (i) while in the employ of the Company or any Subsidiary, or
         (ii) within a period of three (3) months after the termination of his or her employment with the Company or any Subsidiary as provided in paragraph (03) of this section, and in either case shall not have fully exercised his or her vested Options, any vested Options granted pursuant to the Plan which were exercisable at the date of termination of employment shall be exercisable only within six (6) months following his or her death or date of disability or until the earlier originally stated expiration thereof. In the case of death, such Option shall be exercised pursuant to subparagraph (06) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of death.

                  (05) Transfer of Option. Each Option granted hereunder shall, by its terms, be not transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee or Optionee's guardian or legal representative. Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

                  (06) Manner of Exercise of Options. An Option may be exercised, in whole or in part, at such time or times and with such rights with respect to such shares which have accrued and are in effect. Such Option shall be exercisable only by: (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash (including certified check, bank draft or postal or express money order), by delivery of shares of common stock of the Company with a Fair Market Value equal to the Option purchase price, by a combination of cash and such shares, whose value together with such cash shall equal the Option purchase price or by any other method of payment which the Committee shall approve; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the Optionee or person exercising the Option. When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Option Agreement is returned to the Optionee. When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be cancelled and retained by the Company.

                  (07) Option Certificate. The Board of Directors shall have discretion to issue a certificate representing an Option granted pursuant to this Plan. Such certificate shall be surrendered to the Company upon exercise of the Option.

                  (08) Delivery of Certificate. Except where shares are held for unpaid withholding taxes, between fifteen (15) and thirty (30) days after receipt of the written notice and payment specified above, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee and the address specified in the written notice of exercise.

                  (09) Other Provisions. The Option Agreements under this Section shall contain such other provisions as the Committee shall deem advisable.

          7.) Adjustments. In the event that the outstanding shares of the common stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option Price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Option or a grant of additional benefits to a participant.

         If the Company does not exercise its right under paragraph 12 hereof to accelerate the date of any Options and is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, its shares of common stock are exchanged for: (i) other securities of the Company or (ii) securities of another corporation which has assumed the outstanding options under the Plan or has substituted for such Options its own Options, then each Optionee shall be entitled (subject to the conditions stated herein or in such substituted Options, if any), in respect of that Optionee's Options, to purchase that amount of such other securities of the Company or of such other corporation as is sufficient to ensure that the value of the Optionee's Options immediately before the corporate transaction is equivalent to the value of such Options immediately after the transaction, taking into account the Option Price of the Option before such transaction, the fair market value per share of the common stock immediately before such transaction and the fair market value immediately after the transaction, of the securities then subject to that Option (or to the option substituted for that Option, if any). Upon the happening of any such corporate transaction, the class and aggregate number of shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

          8.) Rights as Stockholder. An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his Option until such shares shall have been issued to the Optionee.

          9.) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option. Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the Company's rights to terminate such employment.

          10.) Withholding Taxes. Whenever under the Plan shares of Option Stock are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Company, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes resulting from such exercise. In the event that withholding taxes are not paid within five days after the date of exercise, to the extent permitted by law the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of shares of stock deliverable or by offsetting such withholding taxes against amounts otherwise due from the Company to the Optionee. If withholding taxes are paid by reduction of the number of shares deliverable to Optionee, such shares shall be valued at the Fair Market Value as of the fifth business day following the date of exercise.

          11.) Purchase for Investment; Rights of Holder on Subsequent Registration. Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed on the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Corporation shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

          12.) Modification of Outstanding Options. The Committee, without the consent of the Optionee, may accelerate the exercisability of an outstanding Option upon the merger, consolidation, reorganization or similar transaction with another entity and shorten the time period within which an Optionee must exercise his or her Options. In addition, the Committee, at any time, may authorize modification of any outstanding Option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

          13.) Foreign Employees. Without amending the Plan, the Committee may grant Options to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modification, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.

         14.) Approval of Board of Directors. This Plan is subject to approval of the majority of the members of the Board of Directors of the Company.

         15.) Liquidation. Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed cancelled, except as otherwise provided in Section 7 in connection with a merger, consolidation or reorganization of the Company.

         16.) Restrictions on Issuance of Shares. Notwithstanding the provisions of Section 6, the Company may delay the issuance of shares covered by the exercise of any Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                  (01) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

                  (02) A no-action letter in respect of the issuance of such shares shall have been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

                  (03) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended.

         It is intended that all exercises of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

         17.) Termination and Amendment of the Plan. This Plan shall terminate ten (10) years after March 14, 1996, the effective date of the Plan, or at such earlier time as the Board of Directors shall determine. Any termination shall not affect any Options then outstanding under the Plan.

         The Board may make such modifications of the Plan as it shall deem advisable, including, but not limited to the following: (a) increase the number of shares reserved for Options under this Plan, (b) increase the maximum term of the Options provided for herein, or (c) change the class of persons eligible to receive Options under the Plan.